UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM  8-K

CURRENT REPORT

Pursuant to Section  13 or 15(d) of the

Securities Exchange Act of 1934

December 28, 2007

Date of Report (Date of earliest event reported)

          Salton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19557	36-3777824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 W. Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices)       (Zip Code)

           (847) 803-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In connection with the consummation of the Merger (as defined in Item 2.01 below), Salton entered into (i) a Third Amended and Restated Credit Agreement dated as of December 28, 2007 (the "First Lien Credit Agreement") by and among the financial institutions named therein as lenders, Bank of America, N.A., as administrative agent and collateral agent, Banc of America Securities LLC, as sole lead arranger and sole book manager, Salton and each of Salton's subsidiaries identified on the signature pages thereof as borrowers and each of Salton's subsidiaries identified on the signature pages thereof as guarantors, that provides for a 5-year $200 million revolving credit facility, and (ii) a Term Loan Agreement dated as of December 28, 2007 (the "Second Lien Credit Agreement") by and among the financial institutions named therein as lenders, Harbinger Capital Partners Master Fund I, Ltd., as administrative agent and collateral agent, Salton and each of Salton's subsidiaries identified on the signature pages thereof as borrowers and each of Salton's subsidiaries identified on the signature pages thereof as guarantors, that provided for a 5-year $110 million term loan facility. Each of the First Lien Credit Agreement and the Second Lien Credit Agreement contains representations and covenants that are typical for financings of this type.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the consummation of the Merger (as defined in Item 2.01 below), Salton repaid in full all obligations and liabilities owing under: (i) that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (the “Wells Fargo Credit Agreement ”), by and among the financial institutions identified on the signature pages thereof (the “Lenders”), Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the Lenders, Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, assigner and book runner, Salton, each of Salton’s subsidiaries identified on the signature pages thereof as Borrowers and each of Salton’s subsidiaries identified on the signature pages thereof as Guarantors; and (ii) that certain Credit Agreement dated as of August 26, 2005 among the financial institutions named therein, as the lenders, The Bank of New York, as the agent, Salton and each of its subsidiaries that are signatories thereto, as the borrowers, and each of its other subsidiaries that are signatories thereto, as guarantors.

The pay-off of the Wells Fargo Credit Agreement included a make-whole fee of $14 million.

The warrant to purchase 719,320 shares of Salton common stock held by SPCP Group, LLC, an affiliate of Silver Point, expired upon consummation of the Merger and is no longer exercisable.

Item 2.01

Completion of Acquisition or Disposition of Assets; Item 3.02 Unregistered Sales of Equity Shares; Item 3.03 Material Modification to Rights of Security Holders; Item 5.01 Changes in Control of Registrant

On December 28, 2007 the stockholders of Salton approved all matters necessary for the merger (the “Merger”) of SFP Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Salton (“Merger Sub”), with and into APN Holding Company, Inc, a Delaware corporation (“APN Holdco”) and the parent of Applica Incorporated, a Florida corporation (“Applica”). As a result of the Merger, APN Holdco became a wholly-owned subsidiary of Salton. Salton issued a press release announcing the closing of the Merger, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The Merger was consummated pursuant to an Agreement and Plan of Merger dated as of October 1, 2007 (the “Merger Agreement”) by and among Salton, Merger Sub and APN Holdco. A copy of the Merger Agreement was filed on October 1, 2007 with the Securities and Exchange Commission as Exhibit 99.1 to a Current Report on Form 8-K.

Immediately prior to the Merger, Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”) owned 75% of the outstanding shares of common stock of APN Holdco and Harbinger Capital Partners Special Situations Fund, L.P. (together with the Master Fund, “Harbinger Capital Partners”) owned 25% of the outstanding shares of common stock of APN Holdco. Pursuant to the Merger Agreement, all of the outstanding shares of common stock of APN Holdco held by Harbinger Capital Partners were converted into an aggregate of 595,500,405 shares of Salton common stock.

In connection with the consummation of the Merger, Salton amended the terms of its Series A Voting Convertible Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), and the terms of its Series C Nonconvertible (Non-Voting) Preferred Stock, par value $.01 per share (the “Series C Preferred Stock”), to provide for the automatic conversion immediately prior to the effective time of the Merger of each share of Series A Preferred Stock into 2,197.49 shares of Salton common stock (the “Series A Amendment”) and of each share of Series C Preferred Stock into 249.56 shares of Salton common stock (the “Series C Amendment”). Salton filed the Series A Amendment and the Series C Amendment with the Secretary of State of Delaware immediately prior to the effective time of the Merger.

Immediately prior to the effective time of the Merger, Harbinger Capital Partners owned an aggregate of 30,000 shares of Series A Preferred Stock and 47,164 shares of Series C Preferred Stock. Pursuant to the Series A Amendment, all of the outstanding shares of Series A Preferred Stock were converted at the effective time of the Merger into an aggregate of 87,899,600 shares of Salton common stock (65,924,700 of which were issued to Harbinger Capital Partners). Pursuant to the Series C Amendment, all of the outstanding shares of Series C Preferred Stock were converted at the effective time of the Merger into an aggregate of 33,744,755 shares of Salton common stock (11,770,248 of which were issued to Harbinger Capital Partners).

In connection with the consummation of the Merger, and pursuant to the terms of a Commitment Agreement dated as of October 1, 2007 by and between Salton and Harbinger Capital Partners, Harbinger Capital Partners purchased from Salton 110,231.336 shares of a new series of Salton’s Series D Nonconvertible (Non Voting) Preferred Stock (the “Series D Preferred Stock”) having an initial liquidation preference of $1,000 per share. A copy of the Commitment Agreement was filed on October 1, 2007 with the Securities and Exchange Commission as exhibit 99.5 to a Current Report on Form 8-K. Pursuant to the Commitment Agreement, Harbinger Capital Partners paid for the Series D Preferred Stock by surrendering to Salton $14,989,000 principal amount of Salton’s 12 ¼ % Series Subordinated Notes due 2008

(the “2008 Notes”) and $89,606,859 principal amount of Saltons’ Second Lien Notes (the “Second Lien Notes”), together with all applicable change of control premiums and accrued and unpaid interest thereon through the closing of the Merger. Each share of Series D Preferred Stock has an initial liquidation preference of $1,000 per share and the holders thereof are entitled to cumulative dividends payable quarterly at an annual rate of 16%. The complete terms of the Series D Preferred Stock are set forth in a Certificate of the Powers, Designations, Preferences and Rights of the Series D Preferred Stock (the “Series D Certificate Designation”) which was filed by Salton with the Secretary of State of Delaware immediately prior to the effective time of the Merger.

Immediately after the issuance of shares of Salton common stock in connection with the Merger, the Series A Amendment and the Series C Amendment and the issuance of shares of Series D Preferred Stock pursuant to the Commitment Agreement, Harbinger Capital Partners beneficially owned approximately 92 percent of the outstanding shares of Salton common stock (including 701,600 shares of Salton common stock owned by Harbinger Capital Partners immediately prior to the Merger) and all of the outstanding shares of Series D Preferred Stock.

The shares of Salton common stock issued in connection with the Merger, the Series A Amendment and the Series C Amendment and the shares of Series D Preferred Stock issued pursuant to the Commitment Agreement were not registered under the Securities Act of 1933 in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act of 1933 set forth in Section 4(2) thereof and Regulation D promulgated thereunder and bear a restrictive legend. Each of the Harbinger Capital Partners is an accredited investor as defined in Rule 501 of the Regulation D promulgated under the Securities Act of 1933.

Salton and Harbinger Capital Partners entered into a Registration Rights Agreement at the effective time of the Merger pursuant to which Salton agreed to provide certain demand and piggyback registration rights to Harbinger Capital Partners.

Immediately prior to the effective time of the Merger, Salton filed with the Secretary of State of Delaware an amendment to its Restated Certificate of Incorporation to increase the number of authorized shares of Salton common stock to 1 billion.

The foregoing descriptions of the Series A Amendment, Series C Amendment, the Series D Certificate of Designation, the Registration Rights Agreement and the amendment to Salton’s Restated Certificate of Incorporation do not purport to provide all of the terms of such documents and are qualified in their entirety by reference to the full text of such document, copies of which are filed as Exhibit 99.2, 99.3, 99.4, 99.5 and 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement

The information provided in Item 2.01 above in connection with the issuance of the Series D Preferred Stock in consideration of Harbinger Capital Partners surrendering their previously owned 2008 Notes and Second Lien Notes of Salton is incorporated herein by reference.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) In connection with the closing of the Merger, each member of Salton’s Board of Directors has voluntarily resigned from Salton Board of Directors, effective at the closing of the Merger.

(c) Following the closing of the Merger, the newly constituted Salton board of directors (see item 5.02(d) below), elected Terry L. Polistina to serve as Chief Executive Officer of Salton and Ivan R. Habibe to serve as Vice President and Chief Financial Officer of Salton.

Terry L. Polistina is Chief Executive Officer and President of Salton, Inc. Mr. Polistina served as Chief Operating Officer of Applica Incorporated from May 2006 to December 2007 and Chief Financial Officer from January 2001 to December 2007. Mr. Polistina also served as a Senior Vice President of Applica since June 1998. Prior thereto, Mr. Polistina held other senior finance positions with Applica. Mr. Polistina received his undergraduate degree in Finance from the University of Florida and holds a Masters of Business Administration from the University of Miami.

Ivan R. Habibe is Vice President and Chief Financial Officer of Salton, Inc. Mr. Habibe served as Applica’s Chief Accounting Officer since May 2006 and prior thereto held senior finance positions with Applica. Prior to joining Applica in June 2004, Mr. Habibe was a Senior Manager with Deloitte & Touche LLP. Mr. Habibe graduated from Florida International University with a Bachelor of Accounting. Mr. Habibe is also a Certified Public Accountant.

(d) Immediately after the closing of the Merger, Mr. Lawrence M. Clark Jr. and Eugene D. Davis were appointed as Class II Directors of Salton (with a term expiring in 2008), Jeffrey T. Kirshner, Esq. was appointed a Class III Director (with a term expiring in 2009) and David M. Maura was appointed a Class I Director (with a term expiring in 2010).

A more detailed description in relation to the newly appointed directors can be found in Salton’s definitive proxy, which was filed with the Securities and Exchange Commission on November 27, 2007, in Annex G, “Information Statement Pursuant to Section 14(F) of the Securities and Exchange Act of 1934 and Rule 14F-1 Thereunder” in the section entitled “Directors” and is incorporated by reference herein.

Except as stated below, there have been no transactions or proposed transactions to which Salton is a participant in which the amount involved exceeded $120,000 since the beginning of Salton’s last fiscal year, in which any of the new directors, or any of their respective relatives, spouses, associates or affiliates, has had or will have any director or material indirect interest.

On December 28, 2006, the Master Fund acquired 701,600 shares of common stock of Salton.

Immediately prior to the Merger, Harbinger Capital Partners owned an aggregate of 30,000 shares of Series A Preferred Stock.

Immediately prior to the Merger, Harbinger Capital Partners owned an aggregate of 47,164 shares of Series C Preferred Stock.

Immediately prior to the Merger, Harbinger Capital Partners owned an aggregate of $89,606,859 of the Second Lien Notes.

Immediately prior to the Merger, Harbinger Capital Partners also owned an aggregate of $14,989,000 principal amount of the 2008 Notes.

Lawrence M. Clark, David M. Maura and Jeffrey T. Kirshner, each of whom is employed by an affiliate of Harbinger Capital Partners, disclaim any personal direct or indirect interest in the shares owned by Harbinger Capital Partners. Eugene I. Davis is not affiliated with Harbinger Capital Partners and disclaims any personal direct or indirect interest in the shares owned by Harbinger Capital Partners.

Item 5.03	Amendments to Bylaws

Following the Merger, the newly constituted Board of Directors of Salton amended and restated the By-Laws of Salton, to provide the Board of Directors with the discretion not to appoint either a Compensation Committee or an Audit committee; provided that if the Board of Directors determines not to establish a Compensation Committee or an Audit Committee, the full Board of Directors shall carry out the functions assigned to such committee.

A copy of the Amended and Restated By-Laws of Salton is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.05	Amendments to Code of Business Conduct and Ethics

Following the Merger, the newly constituted Board of Directors of Salton reaffirmed Salton’s Code of Business Conduct and Ethics while amending certain provisions thereof to reflect the fact that Salton’s common stock is no longer listed on the New York Stock Exchange and to reflect the election of certain new corporate officers.

A copy of the Code of Business Conduct and Ethics of Salton, as so amended, is attached hereto as Exhibit 14.1 and is incorporated by reference herein.

Item 8.01	Other Events

Following the Merger, the newly constituted Board of Directors (i) adopted a stock option plan for employees (subject to approval of the plan by the stockholders) and proposed that the stockholders of Salton approve such stock option plan, and (ii) proposed that the stockholders of Salton approve an amendment to the Certificate of Incorporation of Salton that would eliminate the classification of Salton’s Board of Directors and amend the current prohibition on stockholders’ action by written consent action by written consent.

Item 9.01	Financial Statements and Exhibits

(a)           Not Applicable, pursuant to General Instruction B.3 of Form 8-K, the financial information is not required because it has been previously filed on the Definitive Proxy Statement filed by Salton, Inc. on November 27, 2007.

(b)           Not Applicable, pursuant to General Instruction B.3 of Form 8-K, the financial information is not required because it has been previously filed on the Definitive Proxy Statement filed by Salton, Inc. on November 27, 2007.

(c)           Not Applicable

(d)           Exhibits

3.1	Amended and Restated By-Laws of Salton, Inc
3.2	Amendment to Restated Certificate of Incorporation of Salton, Inc.
14.1	Amended Code of Business Conduct and Ethics of Salton, Inc.
99.1	Press Release issued on December 28, 2007.
99.2	Certificate of Amendment of Certificate of Designation of Series A Voting Convertible Preferred Stock
99.3	Certificate of Amendment to Certificate of Designation of Series C Nonconvertible (Non Voting) Preferred Stock
99.4	Certificate of Designation of Series D Nonconvertible (Non Voting) Preferred Stock
99.5	Registration Rights Agreement by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007

SALTON, INC.

/s/ Terry L. Polistina
By: Terry L. Polistina Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Restated Certificate of Incorporation of Salton, Inc.
3.2	Amended and Restated By-Laws of Salton, Inc.
14.1	Amended Code of Business Conduct and Ethics of Salton, Inc.
99.1	Press Release issued on December 28, 2007
99.2	Certificate of Amendment of Certificate of Designation of Series A Voting Convertible Preferred Stock.
99.3	Certificate of Amendment to Certificate of Designation of Series C Nonconvertible (Non Voting) Preferred Stock
99.4	Certificate of Designation of Series D Nonconvertible (Non Voting) Preferred Stock
99.5	Registration Rights Agreement by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.